Exhibit 99.1

Your Managed Print Solution...**For Life.**

CEO Quarterly Update

Chuck Mache
Chief Executive Officer

800.736.3515
707.569.1201 direct

cmache@americantonerserv.com

www.AmericanTonerServ.com

OTCBB (ASVP)

CEO Quarterly Update

AMERICAN TonerServ

Your Managed Print Solution...***For Life.***

A Consolidator in the $6 Billion Managed Print Services Industry

EQUIPMENT

SUPPLIES

TECH SERVICE

IT SOLUTIONS

OTCBB (ASVP)

Financial Summary

Revenues
Net Income
Adjusted EBITDA *
$7,500,000
$5,000,000
$2,500,000
$-
$(2,500,000)
2,653,858
(956,081)
(397,765)
4,684,862
(1,232,990)
(240,914)
6,243,763
(277,614)
$13,503
Adjusted EBITDA +
Q3'08
Q4'08
Q1'09

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses ).
Please see attached press release dated May 13, 2009 for information concerning this non-GAAP financial measure.

Financial Summary

Revenues
Net Income
Adjusted EBITDA *
$7,500,000
$5,000,000
$2,500,000
$-
$(2,500,000)
2,653,858
4,684,862
6,243,763
(956,081)
(397,765)
(1,232,990)
(240,914)
(277,614)
$13,503
Q3'08
Q4'08
Q1'09

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses ).
Please see attached press release dated May 13, 2009 for information concerning this non-GAAP financial measure.

ATS Growth by Acquisition

The ATS Community

Annual Revenue Run Rate

($ Millions)

40
30
20
10
0
Computech $0.2
LCRS $0.1
Sun Products $1.1
Optima Technologies $3.2
Tonertype $5.5
NC TonerServ $1.7
iPrint Technologies $12.0
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09

www.AmericanTonerServ.com

ATS Growth by Acquisition

The ATS Community

Annual Revenue Run Rate

($ Millions)
40
30
20
10
0
Computech $0.2
LCRS $0.1
Sun Products $1.1
Optima Technologies $3.2
Tonertype $5.5
NC TonerServ $1.7
iPrint Technologies $12.0
Mid America (Alpha Laser/ Alpha Imaging) $1.4
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09

www.AmericanTonerServ.com

Negative Economic News

Recession in the US 'has arrived'
The feared recession in the US economy has already arrived, according to a report from Merrill Lynch.
Soros predicts worst recession for 50 years
US recession will trigger global slump
Business Market turmoil
Black Monday: recession fears spark global share crash
FTSE suffers biggest fall since 2001
Interest rate cuts predicted
BusinessWeek
MELTDOWN
washingtonpost.com
House Rejects Bailout, Markets Plunge
recession
spending
U.S. economy worsens
CNN.com
Dow's wild ride
Bloomberg.com
Vertigo on Wall Street
World markets topple after U.S. fall
washingtonpost.com
Fear-Driven Selling Punishes Markets
A Day of Wild Swings for U.S. Markets
The New York Times
Stocks Lower After Day of Wild Swings
abc NEWS
Treasury chief: U.S. working on plan to invest in banks
Worst Week on Wall Street Ends Down
HITTING HOME
The Economist
America's vulnerable economy
housing squeeze
money
Mayhem
prices up
'anguish'
'disaster'
BusinessWeek
THE CONSUMER CRUNCH
DAILY GAZETTE
Economy falls into recession

2009 Initiatives

AMERICAN TonerServ

- **SALES PARTNER** P R O G R A M

Join the Fastest Growing Company in the Industry
Highest Quality Products
Best Prices
Largest Commissions
Click Play to Watch a Message from our CEO about the ATS
SALES PARTNER
P R O G R A M
play
Chuck Mache
CEO, American TonerServ

- **National Hospital Group Contract** (Hospitals & Retail)

- "No Cash" acquisitions

IMAGING ALPHA LASER
An American TonerServ Company

www.AmericanTonerServ.com

American TonerServ Reports Strong First Quarter Financial Results

-- Company Achieves Positive EBITDA for First Time; Revenue Advances 137% --

Santa Rosa, CA – May 13, 2009 – American TonerServ Corp. (OTCBB: ASVP) (“ATS”), a strategic consolidator in the more than $6.0 billion highly fragmented independent segment of the printer supplies and services industry, today announced positive EBITDA and continued strong revenue growth, along with a reduced net loss, for the first quarter ended March 31, 2009.

“The positive momentum that began last year is continuing, as the value proposition of our product offerings bodes particularly well for our customers in today’s economic environment,” said Chuck Mache, who was named chief executive officer in February 2009. “The dramatic increase in revenue for the first quarter principally reflected contributions from iPrint Technologies, which was acquired in October.

Additionally, our existing operations showed growth over the comparable prior year period.”

For the three months ended March 31, 2009, revenue rose to $6.4 million from $2.7 million for the same period a year ago

See Attached Press Release or visit our website AmericanTonerServ. com

Safe Harbor Statement

Except for historical information contained herein, the matters set forth above may be forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of management, as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors such as the level of business and consumer spending, the amount of sales of the Company's products, the competitive environment within the industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company's expansion efforts, economic conditions in the industry and the financial strength of the Company's customers and suppliers. The Company does not undertake any obligation to update such forward-looking statements. Investors are also directed to consider all other risks and uncertainties.

www.AmericanTonerServ.com

Thank You

Your Managed Print Solution...*For Life.*

CEO Quarterly Update

Chuck Mache
Chief Executive Officer

800.736.3515
707.569.1201 direct

cmache@americantonerserv.com

www.AmericanTonerServ.com

OTCBB (ASVP)

www.AmericanTonerServ.com